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                                                                    Exhibit 1
                                                                    ---------


                                    AGREEMENT

        Pursuant to Rule 13d-1(f) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 13, 1998                           VENROCK ASSOCIATES


                                            By: /s/ Ted H. McCourtney
                                                --------------------------
                                                Ted H. McCourtney
                                                General Partner


February 13, 1998                           VENROCK ASSOCIATES II, L.P.


                                            By: /s/ Ted H. McCourtney
                                                --------------------------
                                                Ted H. McCourtney
                                                General Partner


February 13, 1998                           GENERAL PARTNERS


                                             /s/Mark W. Bailey
                                             -----------------------------
                                             Mark W. Bailey


                                             /s/ Anthony B. Evnin
                                             -----------------------------
                                             Anthony B. Evnin


                                             /s/ David R. Hathaway
                                             -----------------------------
                                             David R. Hathaway


                                             /s/ Patrick F. Latterell
                                             -----------------------------
                                             Patrick F. Latterell


                                             /s/ Ted H. McCourtney
                                             -----------------------------
                                             Ted H. McCourtney


                                             /s/ Ray A. Rothrock
                                             -----------------------------
                                             Ray A. Rothrock


                                             /s/ Kimberley A. Rummelsburg
                                             -----------------------------
                                             Kimberley A. Rummelsburg


                                             /s/ Anthony Sun
                                             -----------------------------
                                             Anthony Sun